5 Quarterly Financial Supplement Second quarter of fiscal 2023 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

Three months ended % change from Six months ended $ in millions, except per share amounts March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 March 31, 2022 December 31, 2022 March 31, 2022 March 31, 2023 % change Revenues: Asset management and related administrative fees $ 1,464 $ 1,427 $ 1,290 $ 1,242 $ 1,302 (11) % 5% $ 2,846 $ 2,544 (11) % Brokerage revenues: Securities commissions 422 385 357 352 369 (13) % 5% 847 721 (15) % Principal transactions 142 128 124 132 127 (11) % (4) % 275 259 (6) % Total brokerage revenues 564 513 481 484 496 (12) % 2% 1,122 980 (13) % Account and service fees 179 211 266 289 258 44% (11) % 356 547 54 % Investment banking 235 223 217 141 154 (34) % 9% 660 295 (55) % Interest income 242 374 667 827 915 278% 11% 467 1,742 273 % Other 27 30 80 44 32 19% (27) % 78 76 (3) % Total revenues 2,711 2,778 3,001 3,027 3,157 16% 4% 5,529 6,184 12 % Interest expense (38) (60) (170) (241) (284) 647% 18% (75) (525) 600 % Net revenues 2,673 2,718 2,831 2,786 2,873 7% 3% 5,454 5,659 4 % Non-interest expenses: Compensation, commissions and benefits (1) 1,852 1,834 1,759 1,736 1,820 (2) % 5% 3,736 3,556 (5) % Non-compensation expenses: Communications and information processing 127 129 138 139 153 20% 10% 239 292 22 % Occupancy and equipment 62 65 66 66 68 10% 3% 121 134 11 % Business development 34 58 59 56 54 59% (4) % 69 110 59 % Investment sub-advisory fees 40 38 36 34 36 (10) % 6% 78 70 (10) % Professional fees 27 38 38 32 38 41% 19% 55 70 27 % Bank loan provision for credit losses 21 56 34 14 28 33% 100% 10 42 320 % Other (2) (3) 77 85 85 57 119 55% 109% 155 176 14 % Total non-compensation expenses 388 469 456 398 496 28% 25% 727 894 23 % Total non-interest expenses 2,240 2,303 2,215 2,134 2,316 3% 9% 4,463 4,450 — % Pre-tax income 433 415 616 652 557 29% (15) % 991 1,209 22 % Provision for income taxes 110 114 177 143 130 18% (9) % 222 273 23 % Net income 323 301 439 509 427 32% (16) % 769 936 22 % Preferred stock dividends — 2 2 2 2 NM — % — 4 NM Net income available to common shareholders $ 323 $ 299 $ 437 $ 507 $ 425 32% (16) % $ 769 $ 932 21 % Earnings per common share – basic (4) $ 1.56 $ 1.41 $ 2.03 $ 2.36 $ 1.97 26% (17) % $ 3.71 $ 4.33 17 % Earnings per common share – diluted (4) $ 1.52 $ 1.38 $ 1.98 $ 2.30 $ 1.93 27% (16) % $ 3.61 $ 4.23 17 % Weighted-average common shares outstanding – basic 207.7 210.7 215.0 214.7 214.3 3% — % 207.0 214.5 4 % Weighted-average common and common equivalent shares outstanding – diluted 213.0 215.7 220.6 220.4 219.2 3% (1) % 212.6 219.7 3 % RAYMOND JAMES FINANCIAL, INC. Consolidated Statements of Income (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022
Total assets	$ 73,101	$ 86,111	$ 80,951	$ 77,047	**$ 79,180**	8 %	3 %
Total common equity attributable to Raymond James Financial, Inc.	$ 8,602	$ 9,395	$ 9,338	$ 9,736	**$ 9,875**	15 %	1 %
Book value per share (5)	$ 41.38	$ 43.60	$ 43.41	$ 45.28	**$ 46.67**	13 %	3 %
Tangible book value per share (5) (6)	$ 36.46	$ 35.79	$ 35.02	$ 36.87	**$ 38.14**	5 %	3 %
Capital ratios:							
Tier 1 leverage	11.1 %	10.8 %	10.3 %	11.3 %	**11.5 %** (7)		
Tier 1 capital	23.9 %	20.0 %	19.2 %	20.3 %	**20.1 %** (7)		
Common equity tier 1	23.9 %	20.0 %	19.0 %	20.0 %	**19.9 %** (7)		
Total capital	25.0 %	21.5 %	20.4 %	21.6 %	**21.4 %** (7)		

$ in millions	Three months ended March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022	Six months ended March 31, 2022	**March 31, 2023**	% change
Adjusted pre-tax income (6)	$ 464	$ 480	$ 646	$ 649	**$ 585**	26 %	(10)%	$ 1,043	**$ 1,234**	18 %
Adjusted net income available to common shareholders (6)	$ 346	$ 348	$ 459	$ 505	**$ 446**	29 %	(12)%	$ 808	**$ 951**	18 %
Adjusted earnings per common share – basic (4) (6)	$ 1.67	$ 1.65	$ 2.13	$ 2.35	**$ 2.07**	24 %	(12)%	$ 3.90	**$ 4.42**	13 %
Adjusted earnings per common share – diluted (4) (6)	$ 1.62	$ 1.61	$ 2.08	$ 2.29	**$ 2.03**	25 %	(11)%	$ 3.80	**$ 4.31**	13 %
Return on common equity (8)	15.0 %	13.3 %	18.7 %	21.3 %	**17.3 %**			18.1 %	**19.3 %**	
Adjusted return on common equity (6) (8)	16.1 %	15.4 %	19.6 %	21.2 %	**18.2 %**			19.0 %	**19.7 %**	
Adjusted return on tangible common equity (6) (8)	18.0 %	18.1 %	24.1 %	26.1 %	**22.3 %**			21.2 %	**24.2 %**	
Pre-tax margin (9)	16.2 %	15.3 %	21.8 %	23.4 %	**19.4 %**			18.2 %	**21.4 %**	
Adjusted pre-tax margin (6) (9)	17.4 %	17.7 %	22.8 %	23.3 %	**20.4 %**			19.1 %	**21.8 %**	
Total compensation ratio (10)	69.3 %	67.5 %	62.1 %	62.3 %	**63.3 %**			68.5 %	**62.8 %**	
Adjusted total compensation ratio (6) (10)	68.8 %	66.8 %	61.5 %	61.7 %	**62.8 %**			68.0 %	**62.2 %**	
Effective tax rate	25.4 %	27.5 %	28.7 %	21.9 %	**23.3 %**			22.4 %	**22.6 %**	

Please refer to the footnotes at the end of this supplement for additional information.
4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from	
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	December 31, 2022
Client asset metrics (*$ in billions*):							
Client assets under administration	$ 1,256.1	$ 1,125.3	$ 1,093.1	$ 1,169.7	**$ 1,224.4**	(3)%	5 %
Private Client Group assets under administration	$ 1,198.3	$ 1,068.8	$ 1,039.0	$ 1,114.3	**$ 1,171.1**	(2)%	5 %
Private Client Group assets in fee-based accounts	$ 678.0	$ 606.7	$ 586.0	$ 633.1	**$ 666.3**	(2)%	5 %
Financial assets under management	$ 193.7	$ 182.4	$ 173.8	$ 185.9	**$ 194.4**	— %	5 %

Net new assets metrics [11] (*$ in millions*)	Three months ended					Six months ended	
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	**March 31, 2023**
Domestic Private Client Group net new assets	$ 24,093	$ 14,663	$ 20,184	$ 23,226	**$ 21,473**	$ 60,194	**$ 44,699**
Domestic Private Client Group net new assets growth — annualized	8.6 %	5.4 %	8.3 %	9.8 %	**8.4 %**	11.4 %	**9.4 %**

Clients' domestic cash sweep and Enhanced Savings Program balances (*$ in millions*)	As of					% change from	
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	December 31, 2022
Raymond James Bank Deposit Program ("RJBDP"): [12]							
Bank segment [12]	$ 33,570	$ 36,646	$ 38,705	$ 39,098	**$ 37,682**	12 %	(4)%
Third-party banks	25,887	25,478	21,964	18,231	**9,408**	(64)%	(48)%
Subtotal RJBDP	59,457	62,124	60,669	57,329	**47,090**	(21)%	(18)%
Client Interest Program	17,013	13,717	6,445	3,053	**2,385**	(86)%	(22)%
Total clients' domestic cash sweep balances	76,470	75,841	67,114	60,382	**49,475**	(35)%	(18)%
Enhanced Savings Program [13]	—	—	—	—	**2,746**	NM	NM
Total clients' domestic cash sweep and Enhanced Savings Program balances	$ 76,470	$ 75,841	$ 67,114	$ 60,382	**$ 52,221**	(32)%	(14)%

	Three months ended					Six months ended	
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	**March 31, 2023**
Average yield on RJBDP - third-party banks [14]	0.32 %	0.88 %	1.85 %	2.72 %	**3.25 %**	0.30 %	**2.93 %**

	As of					% change from	
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	December 31, 2022
Private Client Group financial advisors:							
Employees	3,601	3,615	3,638	3,631	**3,628**	1 %	— %
Independent contractors [15]	5,129	5,001	5,043	5,068	**5,098**	(1)%	1 %
Total advisors [15]	8,730	8,616	8,681	8,699	**8,726**	— %	— %

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022	Six months ended March 31, 2022	**March 31, 2023**	% change
Revenues:										
Asset management and related administrative fees	$ 1,245	$ 1,214	$ 1,089	$ 1,053	**$ 1,102**	(11)%	5 %	$ 2,407	**$ 2,155**	(10)%
Brokerage revenues:										
Mutual and other fund products	166	149	134	128	**135**	(19)%	5 %	337	**263**	(22)%
Insurance and annuity products	110	109	108	104	**113**	3 %	9 %	221	**217**	(2)%
Equities, ETFs, and fixed income products	121	115	107	113	**116**	(4)%	3 %	236	**229**	(3)%
Total brokerage revenues	397	373	349	345	**364**	(8)%	6 %	794	**709**	(11)%
Account and service fees:										
Mutual fund and annuity service fees	109	102	103	98	**105**	(4)%	7 %	223	**203**	(9)%
RJBDP fees: (12)										
Bank segment (12)	49	79	179	268	**311**	535 %	16 %	99	**579**	485 %
Third-party banks	20	56	109	137	**100**	400 %	(27)%	37	**237**	541 %
Client account and other fees	53	59	59	60	**56**	6 %	(7)%	102	**116**	14 %
Total account and service fees	231	296	450	563	**572**	148 %	2 %	461	**1,135**	146 %
Investment banking	9	6	10	9	**9**	— %	— %	22	**18**	(18)%
Interest income	37	68	111	109	**117**	216 %	7 %	70	**226**	223 %
All other	6	11	8	6	**9**	50 %	50 %	13	**15**	15 %
Total revenues	1,925	1,968	2,017	2,085	**2,173**	13 %	4 %	3,767	**4,258**	13 %
Interest expense	(3)	(10)	(26)	(22)	**(29)**	867 %	32 %	(6)	**(51)**	750 %
Net revenues	1,922	1,958	1,991	2,063	**2,144**	12 %	4 %	3,761	**4,207**	12 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,231	1,187	1,091	1,075	**1,118**	(9)%	4 %	2,418	**2,193**	(9)%
Administrative compensation and benefits	289	306	321	342	**345**	19 %	1 %	572	**687**	20 %
Total compensation, commissions and benefits	1,520	1,493	1,412	1,417	**1,463**	(4)%	3 %	2,990	**2,880**	(4)%
Non-compensation expenses (2)	189	214	208	212	**240**	27 %	13 %	363	**452**	25 %
Total non-interest expenses	1,709	1,707	1,620	1,629	**1,703**	— %	5 %	3,353	**3,332**	(1)%
Pre-tax income	$ 213	$ 251	$ 371	$ 434	**$ 441**	107 %	2 %	$ 408	**$ 875**	114 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Six months ended		
$ in millions	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	December 31, 2022	March 31, 2022	**March 31, 2023**	**% change**
Revenues:										
Brokerage revenues:										
Fixed income	$ 125	$ 107	$ 96	$ 100	**$ 96**	(23)%	(4)%	$ 245	**$ 196**	(20)%
Equity	41	32	30	34	**34**	(17)%	— %	80	**68**	(15)%
Total brokerage revenues	166	139	126	134	**130**	(22)%	(3)%	325	**264**	(19)%
Investment banking:										
Merger & acquisition and advisory	139	147	152	102	**87**	(37)%	(15)%	410	**189**	(54)%
Equity underwriting	52	36	25	15	**29**	(44)%	93 %	149	**44**	(70)%
Debt underwriting	35	34	30	16	**29**	(17)%	81 %	79	**45**	(43)%
Total investment banking	226	217	207	133	**145**	(36)%	9 %	638	**278**	(56)%
Interest income	5	6	20	23	**21**	320 %	(9)%	10	**44**	340 %
Affordable housing investments business revenues	15	21	56	24	**23**	53 %	(4)%	50	**47**	(6)%
All other	4	3	9	4	**3**	(25)%	(25)%	9	**7**	(22)%
Total revenues	416	386	418	318	**322**	(23)%	1 %	1,032	**640**	(38)%
Interest expense	(3)	(3)	(19)	(23)	**(20)**	567 %	(13)%	(5)	**(43)**	760 %
Net revenues	413	383	399	295	**302**	(27)%	2 %	1,027	**597**	(42)%
Non-interest expenses:										
Compensation, commissions and benefits	253	243	238	213	**231**	(9)%	8 %	584	**444**	(24)%
Non-compensation expenses	73	79	95	98	**105**	44 %	7 %	155	**203**	31 %
Total non-interest expenses	326	322	333	311	**336**	3 %	8 %	739	**647**	(12)%
Pre-tax income/(loss)	$ 87	$ 61	$ 66	$ (16)	**$ (34)**	NM	(113)%	$ 288	**$ (50)**	NM

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Six months ended $ in millions March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 March 31, 2022 December 31, 2022 March 31, 2022 March 31, 2023 % change Revenues: Asset management and related administrative fees: Managed programs $ 149 $ 145 $ 140 $ 134 $ 140 (6) % 4% $ 300 $ 274 (9) % Administration and other 77 75 69 63 66 (14) % 5% 153 129 (16) % Total asset management and related administrative fees 226 220 209 197 206 (9) % 5% 453 403 (11) % Account and service fees 6 5 5 5 6 — % 20% 12 11 (8) % All other 2 3 2 5 4 100% (20) % 5 9 80 % Net revenues 234 228 216 207 216 (8) % 4% 470 423 (10) % Non-interest expenses: Compensation, commissions and benefits 47 49 52 47 52 11% 11% 93 99 6 % Non-compensation expenses 84 86 81 80 82 (2) % 3% 167 162 (3) % Total non-interest expenses 131 135 133 127 134 2% 6% 260 261 — % Pre-tax income $ 103 $ 93 $ 83 $ 80 $ 82 (20) % 3% $ 210 $ 162 (23) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Bank (Unaudited)

$ in millions	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended **March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022	Six months ended March 31, 2022	Six months ended **March 31, 2023**	% change
Revenues:										
Interest income	$ 199	$ 296	$ 527	$ 676	**$ 749**	276 %	11 %	$ 386	**$ 1,425**	269 %
Interest expense	(10)	(26)	(110)	(185)	**(219)**	2,090 %	18 %	(20)	**(404)**	1,920 %
Net interest income	189	270	417	491	**530**	180 %	8 %	366	**1,021**	179 %
All other	8	6	11	17	**10**	25 %	(41)%	14	**27**	93 %
Net revenues	197	276	428	508	**540**	174 %	6 %	380	**1,048**	176 %
Non-interest expenses:										
Compensation and benefits	14	21	36	40	**48**	243 %	20 %	27	**88**	226 %
Non-compensation expenses:										
Bank loan provision for credit losses	21	56	34	14	**28**	33 %	100 %	10	**42**	320 %
RJBDP fees to Private Client Group [12]	49	79	179	268	**311**	535 %	16 %	99	**579**	485 %
All other	30	46	56	50	**62**	107 %	24 %	59	**112**	90 %
Total non-compensation expenses	100	181	269	332	**401**	301 %	21 %	168	**733**	336 %
Total non-interest expenses	114	202	305	372	**449**	294 %	21 %	195	**821**	321 %
Pre-tax income	$ 83	$ 74	$ 123	$ 136	**$ 91**	10 %	(33)%	$ 185	**$ 227**	23 %

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Six months ended $ in millions March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 March 31, 2022 December 31, 2022 March 31, 2022 March 31, 2023 % change Revenues: Interest income $ 3 $ 6 $ 15 $ 30 $ 36 1,100% 20% $ 4 $ 66 1,550 % Net (losses)/gains on private equity investments (2) (3) 9 2 1 NM (50) % 3 3 — % All other 5 — 2 1 — (100) % (100) % 7 1 (86) % Total revenues 6 3 26 33 37 517% 12% 14 70 400 % Interest expense (24) (24) (22) (24) (27) 13% 13% (47) (51) 9 % Net revenues (18) (21) 4 9 10 NM 11% (33) 19 NM Non-interest expenses: Compensation and other 35 43 31 23 33 (6) % 43% 67 56 (16) % Insurance settlement received (3) — — — (32) — — % 100% — (32) NM Total non-interest expenses 35 43 31 (9) 33 (6) % NM 67 24 (64) % Pre-tax income/(loss) $ (53) $ (64) $ (27) $ 18 $ (23) 57 % NM $ (100) $ (5) 95 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (16) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.

Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment

$ in millions	As of March 31, 2022	As of June 30, 2022	As of September 30, 2022	As of December 31, 2022	As of **March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022
Total assets	$38,167	$55,562	$56,737	$57,623	**$60,400**	58 %	5 %
Bank loans, net:							
Raymond James Bank	$27,883	$30,053	$31,109	$31,690	**$31,425**	13 %	(1)%
TriState Capital Bank	—	11,790	12,130	12,376	**12,258**	NM	(1)%
Total bank loans, net	$27,883	$41,843	$43,239	$44,066	**$43,683**	57 %	(1)%
Bank loan allowance for credit losses	$328	$377	$396	$408	**$415**	27 %	2 %
Bank loan allowance for credit losses as a % of total loans held for investment	1.17 %	0.90 %	0.91 %	0.92 %	**0.94 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [17]	*2.11 %*	*1.73 %*	*1.73 %*	*1.64 %*	***1.67 %***		
Total nonperforming assets	$104	$92	$74	$61	**$99**	(5)%	62 %
Nonperforming assets as a % of total assets	0.27 %	0.17 %	0.13 %	0.11 %	**0.16 %**		
Total criticized loans	$735	$687	$496	$447	**$403**	(45)%	(10)%
Criticized loans as a % of loans held for investment	2.63 %	1.63 %	1.14 %	1.01 %	**0.92 %**		
Total bank deposits	$34,685	$49,887	$51,357	$51,979	**$54,229**	56 %	4 %

$ in millions	As of March 31, 2022	As of June 30, 2022	As of September 30, 2022	As of December 31, 2022	As of **March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022
Securities-based loans [18]	$6,904	$15,312	$15,297	$14,885	**$14,227**	106 %	(4)%
Commercial and industrial loans	9,067	10,897	11,173	11,405	**11,259**	24 %	(1)%
Commercial real estate loans	3,321	6,354	6,549	6,929	**7,054**	112 %	2 %
Real estate investment trust loans	1,408	1,416	1,592	1,680	**1,717**	22 %	2 %
Residential mortgage loans	5,945	6,728	7,386	7,818	**8,079**	36 %	3 %
Tax-exempt loans	1,287	1,347	1,501	1,667	**1,643**	28 %	(1)%
Total loans held for investment	27,932	42,054	43,498	44,384	**43,979**	57 %	(1)%
Held for sale loans	279	166	137	90	**119**	(57)%	32 %
Total loans held for sale and investment	28,211	42,220	43,635	44,474	**44,098**	56 %	(1)%
Allowance for credit losses	(328)	(377)	(396)	(408)	**(415)**	27 %	2 %
Bank loans, net	$27,883	$41,843	$43,239	$44,066	**$43,683**	57 %	(1)%

$ in millions	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended **March 31, 2023**	% change from March 31, 2022	% change from December 31, 2022	Six months ended March 31, 2022	Six months ended **March 31, 2023**	**% change**
Bank loan provision for credit losses	$21	$56	$34	$14	**$28**	33 %	100 %	$10	**$42**	320 %
Net charge-offs	$1	$10	$14	$2	**$20**	1,900 %	900 %	$2	**$22**	1,000 %
Net interest margin (net yield on interest-earning assets)	2.01 %	2.41 %	2.91 %	3.36 %	**3.63 %**			1.97 %	**3.51 %**	

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Beginning with our fiscal third quarter of 2022, certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Six months ended	
$ in millions	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	**March 31, 2023**
Net income available to common shareholders	$ 323	$ 299	$ 437	$ 507	**$ 425**	$ 769	**$ 932**
Non-GAAP adjustments:							
Expenses directly related to acquisitions included in the following financial statement line items:							
Compensation, commissions and benefits — Acquisition-related retention [(1)]	14	18	17	18	**17**	25	**35**
Professional fees	5	4	1	—	**—**	7	**—**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans	—	26	—	—	**—**	—	**—**
Other							
Amortization of identifiable intangible assets [(19)]	6	8	11	11	**11**	14	**22**
Initial provision for credit losses on acquired lending commitments	—	5	—	—	**—**	—	**—**
All other acquisition-related expenses	6	4	1	—	**—**	6	**—**
Total "Other" expense	12	17	12	11	**11**	20	**22**
Total expenses related to acquisitions	31	65	30	29	**28**	52	**57**
Other — Insurance settlement received [(3)]	—	—	—	(32)	**—**	—	**(32)**
Pre-tax impact of non-GAAP adjustments	31	65	30	(3)	**28**	52	**25**
Tax effect of non-GAAP adjustments	(8)	(16)	(8)	1	**(7)**	(13)	**(6)**
Total non-GAAP adjustments, net of tax	23	49	22	(2)	**21**	39	**19**
Adjusted net income available to common shareholders [(6)]	$ 346	$ 348	$ 459	$ 505	**$ 446**	$ 808	**$ 951**
Pre-tax income	$ 433	$ 415	$ 616	$ 652	**$ 557**	$ 991	**$ 1,209**
Pre-tax impact of non-GAAP adjustments (as detailed above)	31	65	30	(3)	**28**	52	**25**
Adjusted pre-tax income [(6)]	$ 464	$ 480	$ 646	$ 649	**$ 585**	$ 1,043	**$ 1,234**
Compensation, commissions and benefits expense	$ 1,852	$ 1,834	$ 1,759	$ 1,736	**$ 1,820**	$ 3,736	**$ 3,556**
Less: Acquisition-related retention (as detailed above)	14	18	17	18	**17**	25	**35**
Adjusted "Compensation, commissions and benefits" expense [(6)]	$ 1,838	$ 1,816	$ 1,742	$ 1,718	**$ 1,803**	$ 3,711	**$ 3,521**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Six months ended	
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	**March 31, 2023**
Pre-tax margin [9]	16.2 %	15.3 %	21.8 %	23.4 %	**19.4 %**	18.2 %	**21.4 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Compensation, commissions and benefits — Acquisition-related retention [1]	0.5 %	0.7 %	0.6 %	0.6 %	**0.5 %**	0.5 %	**0.6 %**
Professional fees	0.2 %	0.1 %	— %	— %	**— %**	0.1 %	**— %**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans	— %	1.0 %	— %	— %	**— %**	— %	**— %**
Other:							
Amortization of identifiable intangible assets [19]	0.2 %	0.3 %	0.4 %	0.4 %	**0.5 %**	0.2 %	**0.4 %**
Initial provision for credit losses on acquired lending commitments	— %	0.2 %	— %	— %	**— %**	— %	**— %**
All other acquisition-related expenses	0.3 %	0.1 %	— %	— %	**— %**	0.1 %	**— %**
Total "Other" expense	0.5 %	0.6 %	0.4 %	0.4 %	**0.5 %**	0.3 %	**0.4 %**
Total expenses related to acquisitions	1.2 %	2.4 %	1.0 %	1.0 %	**1.0 %**	0.9 %	**1.0 %**
Other — Insurance settlement received [3]	— %	— %	— %	(1.1)%	**— %**	— %	**(0.6)%**
Total non-GAAP adjustments	1.2 %	2.4 %	1.0 %	(0.1)%	**1.0 %**	0.9 %	**0.4 %**
Adjusted pre-tax margin [6] [9]	17.4 %	17.7 %	22.8 %	23.3 %	**20.4 %**	19.1 %	**21.8 %**
Total compensation ratio [10]	69.3 %	67.5 %	62.1 %	62.3 %	**63.3 %**	68.5 %	**62.8 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention [1]	0.5 %	0.7 %	0.6 %	0.6 %	**0.5 %**	0.5 %	**0.6 %**
Adjusted total compensation ratio [6] [10]	68.8 %	66.8 %	61.5 %	61.7 %	**62.8 %**	68.0 %	**62.2 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Six months ended Earnings per common share (4) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 March 31, 2022 March 31, 2023 Basic $ 1.56 $ 1.41 $ 2.03 $ 2.36 $ 1.97 $ 3.71 $ 4.33 Impact of non-GAAP adjustments on basic earnings per common share: Compensation, commissions and benefits — Acquisition-related retention (1) 0.07 0.09 0.08 0.08 0.08 0.12 0.16 Professional fees 0.02 0.02 — — — 0.03 — Bank loan provision for credit losses — Initial provision for credit losses on acquired loans — 0.12 — — — — — Other: Amortization of identifiable intangible assets (19) 0.03 0.04 0.05 0.06 0.05 0.07 0.11 Initial provision for credit losses on acquired lending commitments — 0.02 — — — — — All other acquisition-related expenses 0.03 0.02 0.01 — — 0.03 — Total “Other” expense 0.06 0.08 0.06 0.06 0.05 0.10 0.11 Total expenses related to acquisitions 0.15 0.31 0.14 0.14 0.13 0.25 0.27 Other — Insurance settlement received (3) — — — (0.15) — — (0.15) Tax effect of non-GAAP adjustments (0.04) (0.07) (0.04) — (0.03) (0.06) (0.03) Total non-GAAP adjustments, net of tax 0.11 0.24 0.10 (0.01) 0.10 0.19 0.09 Adjusted basic (6) $ 1.67 $ 1.65 $ 2.13 $ 2.35 $ 2.07 $ 3.90 $ 4.42 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [4]	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended **March 31, 2023**	Six months ended March 31, 2022	Six months ended **March 31, 2023**
Diluted	$ 1.52	$ 1.38	$ 1.98	$ 2.30	**$ 1.93**	$ 3.61	**$ 4.23**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Compensation, commissions and benefits — Acquisition-related retention [1]	0.06	0.08	0.08	0.08	**0.08**	0.12	**0.16**
Professional fees	0.02	0.02	—	—	**—**	0.03	**—**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans	—	0.12	—	—	**—**	—	**—**
Other:							
Amortization of identifiable intangible assets [19]	0.03	0.04	0.05	0.06	**0.05**	0.07	**0.10**
Initial provision for credit losses on acquired lending commitments	—	0.02	—	—	**—**	—	**—**
All other acquisition-related expenses	0.03	0.02	0.01	—	**—**	0.03	**—**
Total "Other" expense	0.06	0.08	0.06	0.06	**0.05**	0.10	**0.10**
Total expenses related to acquisitions	0.14	0.30	0.14	0.14	**0.13**	0.25	**0.26**
Other — Insurance settlement received [3]	—	—	—	(0.15)	**—**	—	**(0.15)**
Tax effect of non-GAAP adjustments	(0.04)	(0.07)	(0.04)	—	**(0.03)**	(0.06)	**(0.03)**
Total non-GAAP adjustments, net of tax	0.10	0.23	0.10	(0.01)	**0.10**	0.19	**0.08**
Adjusted diluted [6]	$ 1.62	$ 1.61	$ 2.08	$ 2.29	**$ 2.03**	$ 3.80	**$ 4.31**

Book value per share

$ in millions, except per share amounts	As of March 31, 2022	As of June 30, 2022	As of September 30, 2022	As of December 31, 2022	As of **March 31, 2023**
Total common equity attributable to Raymond James Financial, Inc.	$ 8,602	$ 9,395	$ 9,338	$ 9,736	**$ 9,875**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,110	1,810	1,931	1,938	**1,932**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(88)	(128)	(126)	(129)	**(128)**
Tangible common equity attributable to Raymond James Financial, Inc. [6]	$ 7,580	$ 7,713	$ 7,533	$ 7,927	**$ 8,071**
Common shares outstanding	207.9	215.5	215.1	215.0	**211.6**
Book value per share [5]	$ 41.38	$ 43.60	$ 43.41	$ 45.28	**$ 46.67**
Tangible book value per share [5] [6]	$ 36.46	$ 35.79	$ 35.02	$ 36.87	**$ 38.14**

Please refer to the footnotes at the end of this supplement for additional information.

15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on common equity	Three months ended					Six months ended	
$ in millions	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	**March 31, 2023**	March 31, 2022	**March 31, 2023**
Average common equity [20]	$ 8,601	$ 8,999	$ 9,367	$ 9,537	**$ 9,806**	$ 8,482	**$ 9,650**
Impact of non-GAAP adjustments on average common equity:							
Compensation, commissions and benefits — Acquisition-related retention [1]	7	9	9	9	**9**	12	**18**
Professional fees	3	2	1	—	**—**	3	**—**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans	—	13	—	—	**—**	—	**—**
Other:							
Amortization of identifiable intangible assets [19]	3	4	5	5	**6**	7	**11**
Initial provision for credit losses on acquired lending commitments	—	3	—	—	**—**	—	**—**
All other acquisition-related expenses	3	2	—	—	**—**	2	**—**
Total "Other" expense	6	9	5	5	**6**	9	**11**
Total expenses related to acquisitions	16	33	15	14	**15**	24	**29**
Other — Insurance settlement received [3]	—	—	—	(16)	**—**	—	**(21)**
Tax effect of non-GAAP adjustments	(4)	(8)	(4)	1	**(4)**	(6)	**(2)**
Total non-GAAP adjustments, net of tax	12	25	11	(1)	**11**	18	**6**
Adjusted average common equity [6] [20]	$ 8,613	$ 9,024	$ 9,378	$ 9,536	**$ 9,817**	$ 8,500	**$ 9,656**

Please refer to the footnotes at the end of this supplement for additional information.

16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity $ in millions	Three months ended March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	Six months ended March 31, 2022	March 31, 2023
Average common equity [20]	$ 8,601	$ 8,999	$ 9,367	$ 9,537	**$ 9,806**	$ 8,482	**$ 9,650**
Less:							
Average goodwill and identifiable intangible assets, net	992	1,460	1,871	1,935	**1,936**	955	**1,934**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(77)	(108)	(127)	(128)	**(129)**	(72)	**(128)**
Average tangible common equity [6] [20]	$ 7,686	$ 7,647	$ 7,623	$ 7,730	**$ 7,999**	$ 7,599	**$ 7,844**
Impact of non-GAAP adjustments on average tangible common equity:							
Compensation, commissions and benefits — Acquisition-related retention [1]	7	9	9	9	**9**	12	**18**
Professional fees	3	2	1	—	**—**	3	**—**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans	—	13	—	—	**—**	—	**—**
Other:							
Amortization of identifiable intangible assets [19]	3	4	5	5	**6**	7	**11**
Initial provision for credit losses on acquired lending commitments	—	3	—	—	**—**	—	**—**
All other acquisition-related expenses	3	2	—	—	**—**	2	**—**
Total "Other" expense	6	9	5	5	**6**	9	**11**
Total expenses related to acquisitions	16	33	15	14	**15**	24	**29**
Other — Insurance settlement received [3]	—	—	—	(16)	**—**	—	**(21)**
Tax effect of non-GAAP adjustments	(4)	(8)	(4)	1	**(4)**	(6)	**(2)**
Total non-GAAP adjustments, net of tax	12	25	11	(1)	**11**	18	**6**
Adjusted average tangible common equity [6] [20]	$ 7,698	$ 7,672	$ 7,634	$ 7,729	**$ 8,010**	$ 7,617	**$ 7,850**
Return on equity [8]	15.0 %	13.3 %	18.7 %	21.3 %	**17.3 %**	18.1 %	**19.3 %**
Adjusted return on equity [6] [8]	16.1 %	15.4 %	19.6 %	21.2 %	**18.2 %**	19.0 %	**19.7 %**
Return on tangible common equity [6] [8]	16.8 %	15.6 %	22.9 %	26.2 %	**21.3 %**	20.2 %	**23.8 %**
Adjusted return on tangible common equity [6] [8]	18.0 %	18.1 %	24.1 %	26.1 %	**22.3 %**	21.2 %	**24.2 %**

Please refer to the footnotes at the end of this supplement for additional information.

17

Footnotes (1) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) The three and six months ended March 31, 2023 included the unfavorable impact of an adverse arbitration ruling in our Private Client Group business. The impact of this ruling has been reflected in Other expenses within our Private Client Group segment. (3) The three months ended December 31, 2022 and six months ended March 31, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled litigation matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (4) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $0 million for the three months ended March 31, 2022, $1 million for each of the three months ended June 30, 2022, September 30, 2022, and December 31, 2022, $2 million for the three months ended March 31, 2023, $1 million for the six months ended March 31, 2022, and $3 million for the six months ended March 31, 2023. (5) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (6) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (7) Estimated. The capital ratio calculations do not include the effect of our April 3, 2023 redemption of our 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock at a redemption amount of $40 million, which will be reflected in our fiscal third quarter. (8) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (9) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (10) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (11) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period. (12) We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. Fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (13) In March 2023, we launched our Enhanced Savings Program, in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. These balances are reflected in Bank deposits on our Consolidated Statement of Financial Condition. (14) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (15) This metric includes the impact of the transfer of one firm with 166 financial advisors previously affiliated as independent contractors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2022. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration. (16) The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, certain acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on certain of our public debt. (17) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (18) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. (19) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. RAYMOND JAMES FINANCIAL, INC. 18

(20) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19